UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 31, 2024

GO GO BUYERS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-256118	36-4919249
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5348 Vegas Drive

Las Vegas, NV 89108

(Address of principal executive offices, zip code)

(530) 539-4950

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accountant standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) (b) The Audit Committee (the “Committee”) of the Board of Directors of GO GO BUYERS approved the appointment of CNK & ASSOCIATES LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, subject to completion of its standard client acceptance procedures. This action effectively dismissed Bolko & Associates as the Company’s independent registered public accounting firm as of January 31, 2024.

The reports of Bolko & Associates on the Company’s consolidated financial statements for the fiscal years ended December 31, 2020, 2021, and 2022 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2020, 2021, and 2022 there were no disagreements with Bolko & Associates on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Bolko & Associates, would have caused Bolko & Associates to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the four fiscal years ended December 31, 2020, 2021, and 2022.

The Company has provided a copy of the foregoing disclosures to Bolko & Associates and requested that Bolko & Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether Bolko & Associates agrees with the above statements. A copy of Bolko & Associates’ letter, dated January 31, 2024, is filed as Exhibit 16.1 to this Form 8-K.

During the three most recent fiscal years the Company has not consulted with CNK & ASSOCIATES LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Bolko & Associates to the Securities and Exchange Commission dated January 31, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GO GO BUYERS
Date: February 2, 2024	By:	/s/ Arturas Saladzius
		Name:	Arturas Saladzius
		Title:	President, treasurer, secretary and director (Principal Executive, Financial and Accounting Officer)